Offerings - Offering: 1	Nov. 05, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 40,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,524.00
Offering Note	(1) The transaction value is estimated only for purposes of calculating the filing fee. This amount is based upon the offer to purchase up to $40,000,000 of common stock, $0.001 par value per share, of The Hackett Group, Inc. at a price not greater than $21.00 nor less than $18.30 per share in cash. (2) Calculated pursuant to 17 CFR 240.0-11.